                                                                     EXHIBIT 4.1



NUMBER                                                                                                                SHARES

  C
                                                                                                                  SEE REVERSE FOR
                                                                                                                CERTAIN DEFINITIONS

CUSIP 00750X 10 9                             [ADVANCED COMMUNICATION SYSTEMS, INC. LOGO]
                                          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                  ADVANCED COMMUNICATION SYSTEMS, INC.
                                                TOTAL AUTHORIZED ISSUE 41,000,000 SHARES
              40,000,000 SHARES $.01 PAR VALUE EACH                                  1,000,000 SHARES $.01 PAR VALUE EACH
                       COMMON STOCK                                                             PREFERRED STOCK


THIS IS TO CERTIFY THAT _____________________________________ IS THE OWNER OF


________________________________________________________________________________
            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                     ADVANCED COMMUNICATION SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED


------------------------------                   -------------------------------
                   SECRETARY                                         PRESIDENT

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM   - as tenants in common                        UNIF GIFT MIN ACT -....... Custodian.........
                                                                              (Cust)            (Minor)
  TEN ENT   - as tenants by the entireties                under Uniform Gifts to Minors
                                                          Act .........................
  JT TEN    - as joint tenants with right of                          (State)
            survivorship and not as tenants
            in common
            Additional abbreviations may also be used though not in the above list

For value received _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)

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                                                                         Shares
-------------------------------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
----------------------------------------------------------------------
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated                    19
              -------------------    -------
                 In presence of

                                     ------------------------------------------

---------------------------------

    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.